Exhibit 10.1

              CONSOLIDATION, EXTENSION AND MODIFICATION AGREEMENT

     AGREEMENT made the 30th day of June, 2008, by and between CAPITAL ONE, N.A., having an office at 275 Broadhollow Road, Melville, New York 11747
(hereinafter, at times, the "Mortgagee") and CVD EQUIPMENT CORPORATION, a New York corporation with an address at 1860 Smithtown Avenue, Ronkonkoma, New York 11779 (hereinafter, at times, the "Mortgagor").

                              W I T N E S S E T H:

     WHEREAS, the Mortgagor is the owner of the premises located at, and known as, 1117 Old Kings Highway, Town of Saugerties, County of Ulster, and State of New York and formally described on the Tax Maps of the said County of Ulster as
Section 17.4, Block 2, Lot 31 and described in Schedule A annexed hereto and made a material part hereof (hereinafter referred to at times as the "Premises"); and

     WHEREAS, the Mortgagee is the owner and holder of the following notes and mortgages, to wit:

     (1) a Note dated November 14, 1988 made by Kidco Realty Corp. in favor of Dutchess Bank & Trust Company, in the principal sum of Five Hundred Thousand and 00/100 ($500,000.00) Dollars and interest thereon Note (the "1988 Note"); and

     (2) a Mortgage dated November 14, 1988 made by Kidco Realty Corp. to Dutchess Bank & Trust Company in the principal sum of $500,000.00 and recorded in the office of the Ulster County Clerk on November 16, 1988 in Liber 1905, page 293 (the "1988 Mortgage"); and

     (3) a Note dated April 29, 1999 made by CVD Equipment Corporation in favor of Kidco Realty, Ltd., in the principal sum of Six Hundred Two Thousand Five Hundred Three and 13/100 ($602,503.13) Dollars and interest thereon (the "Kid1 Note"); which such 1988 Note and Kid1 Note were consolidated and superseded by an Amended Restated and Consolidated Promissory Note made by CVD Equipment Corporation in favor of Kidco Realty, Ltd., in the principal sum of Nine Hundred Thousand and 00/100 ($900,000.00) Dollars and interest thereon (the "1999 Note"); and

     (4) a Mortgage dated April 29, 1999 made by CVD Equipment Corporation to Kidco Realty Ltd. in the principal sum of $602,503.13 and recorded in the office of the Ulster County Clerk on June 3, 1999 in Liber 4099, page 105 (the "1999 Mortgage"); and

which such 1988 Mortgage and 1999 Mortgage were consolidated by a Consolidation Agreement dated April 29, 1999 (the "1999 CEMA"), made by and between CVD Equipment Corporation and Kidco Realty Ltd., and recorded in the office of the Ulster County Clerk on June 3, 1999 in Liber 2927, page 239, to form a single lien in the consolidated amount of $900,000.00; and

which such Consolidation Agreement was corrected by a Correction Consolidation Agreement made by and between Kidco Realty Ltd. and CVD Equipment Corporation dated as of April 29, 1999 and recorded in the office of the Ulster County Clerk on March 13, 2001 in Liber 3137, page 261;

which such 1988 Mortgage and 1999 Mortgage, as consolidated, are being assigned by Kidco Realty Ltd., as assignor, to Capital One, N.A., as assignee, by Assignment of Mortgage dated June _____, 2008, and to be recorded in the Office of the Ulster County Clerk simultaneously herewith (the "Assignment"); and

which such 1988 Mortgage and 1999 Mortgage, as consolidated, have a principal balance of $788,063.50 as of the date hereof; and



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     (5) a Note dated June 30, 2008 made by CVD Equipment  Corporation  in favor of Capital One, N.A., in the principal amount of Sixteen Thousand Nine Hundred Thirty Six and 50/100 ($16,936.50) Dollars and interest thereon (the "2008 Note"); and

     (6) a Mortgage and Security Agreement dated June 9, 2008 made by CVD Equipment Corporation, as mortgagor, in favor of Capital One, N.A., as mortgagee, in the principal amount of Sixteen Thousand Nine Hundred Thirty Six and 50/100 ($16,936.50) Dollars and interest thereon, and to be recorded in the Office of the Ulster County Clerk simultaneously herewith (the "2008 Mortgage").

     (the 1988 Mortgage, the 1999 Mortgage, the 1999 CEMA and the 2008 Mortgage, are hereinafter referred to, collectively, as the "Mortgage", and the 1988 Note, the Kid1 Note the 1999 Note and the 2008 Note, as replaced by a Consolidated and Restated Mortgage Note dated June 30, 2008 made by CVD Equipment Corporation in favor of Capital One, N.A., in the principal amount of Eight Hundred Five
Thousand and 00/100 ($805,000.00) Dollars, are hereinafter referred to collectively as the "Note"); and

     WHEREAS, there is now due and owing on the Note and Mortgage, without offset, deduction or counterclaim the principal sum of EIGHT HUNDRED FIVE THOUSAND AND 00/100 ($805,000.00) DOLLARS; and

     WHEREAS, the Mortgagee and the Mortgagor have mutually agreed to (1) consolidate, coordinate, combine and spread the liens of the Mortgage and the Note; (2) extend the payment of the indebtedness secured by the Mortgage and the Note; and (3) modify, amend and restate the terms of the Mortgage and the Note in the manner hereinafter set forth.

     NOW, THEREFORE, in pursuance of said agreement and in consideration of the sum of One ($1.00) Dollar and other valuable consideration each to the other in hand paid, receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

     A. That the liens of the Mortgage and the Note are hereby consolidated, coordinated, combined and spread so that together they shall constitute hereinafter in law but one mortgage, a single lien covering and encumbering the Premises securing the principal sum of EIGHT HUNDRED FIVE THOUSAND AND 00/100 ($805,000.00) DOLLARS together with the interest accruing from and after the date hereof.

     B. That the terms, covenants and provisions of the Mortgage and the Note are hereby modified, amended and restated so that henceforth the terms, covenants and provisions of this Agreement shall supersede the terms, covenants and provisions of the Mortgage and Note and the terms, covenants and provisions of the Mortgage and Note shall read the same as the following paragraphs contained in this Agreement, and the Mortgage and Note, as so modified, amended and restated, are hereby ratified and confirmed in all respects by the Mortgagors. All references to the "Mortgage" and the "Note" shall hereinafter refer to the same as coordinated, combined, consolidated, spread, modified, amended and restated pursuant to the provisions of this Agreement.

     C. For value received, the Mortgagor agrees to pay all sums due and owing under the Note and all sums secured by the Mortgage on July 1, 2018 (the "Maturity Date"); PROVIDED, HOWEVER, that the Mortgagor meanwhile repays the total [consolidated] principal sum of the Note in the sum of EIGHT HUNDRED FIVE THOUSAND AND 00/100 ($805,000.00) DOLLARS with interest thereon in accordance with the terms as stated in the Consolidated and Restated Mortgage Note made by the Mortgagor in favor of the Mortgagee even date herewith (the "Note") and the schedule A attached thereto and made a material part thereof, the terms of which are incorporated herein by reference.



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THE  [Consolidated and Restated] NOTE SHALL MATURE ON JULY 1, 2018 WITH ALL SUMS
OF PRINCIPAL, ACCRUED INTEREST AND RELATED CHARGES DUE AND OWING ON SUCH DATE.

Payments shall be applied first to interest on unpaid principal balance of the Note to the date payment is received by the Mortgagee and then to reduction of principal. Interest shall be calculated on a 360 day year and actual number of days elapsed.

Notwithstanding the foregoing, if (i) there shall occur an "Event of Default" as described in the Note or below or (ii) the Maturity Date shall occur, or (iii) any sum shall not be paid when it is due hereunder, then from and after any such occurrence or nonpayment the undersigned shall pay interest to the Holder (or the Mortgagee) on demand, on the entire principal amount then outstanding under the Note and/or the Mortgage at the highest rate permitted by law.

In the event of the occurrence of any default under the Note, then, at the option of the holder of the Note, the entire principal balance and interest due shall forthwith become due and payable. Neither delay in asserting this right nor the acceptance of past due payments or the imposition of late charges shall be deemed a waiver thereof. Upon the happening of any default, the holder of the Note shall have, in addition to all other rights and remedies, the remedies of a secured party under the New York Uniform Commercial Code with respect to any collateral security. Interest on the indebtedness evidenced by the Note after default or maturity shall be due and payable at the Note rate of interest plus 5.00%, or the highest rate allowed by law, computed from the date to which interest was last credited, to the date actual payment of the entire indebtedness.

All of the other terms and conditions of the Note are incorporated herein by reference with the same force and effect as if set forth at length herein.


                              Certain Definitions

     The Mortgagor and the Mortgagee agree that unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and to the plural forms of such terms.

     "Chattels" means all fixtures, fittings, appliances, apparatus, equipment, machinery and articles of personal property, and replacements thereof owned by Mortgagor, other than those owned by lessees, now or at any time hereafter affixed to, attached to, placed upon or used in any way in connection with the complete and comfortable use, enjoyment, occupancy or operation of the Improvements on the Premises.

     "Events of Default" means the events and circumstances described as such in
Section 2.01 hereof.

     "Guarantor" means the party or parties who have guaranteed the payment of the Note.

     "Improvements" means all structures and buildings, and replacements thereof, now or hereafter located upon the Premises, including all equipment, apparatus, machinery and fixtures of every kind and nature whatsoever forming part of said structures and/or buildings.

     "Intangibles" means all "general intangibles" (as such quoted term is defined in the Uniform Commercial Code of the state wherein the Premises are located) in any way relating to the Premises and/or the Improvements and which the Mortgagor owns, all licenses, trade names, good will and books and records


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relating to the business  operated or to be operated on the Premises or any part thereof, and all unearned premiums, accrued, accruing or to accrue under all insurance policies now or hereafter obtained by the Mortgagor insuring the Mortgaged Property, as hereinafter defined, and all rights and interest of Mortgagor thereunder.

     "Involuntary Rate" means the Interest Rate provided in the Note plus five (5%) percent, but in no event to exceed the maximum rate allowed by law.

     "Premises" means the premises described in Schedule A hereto, including all of the air space, easements, rights, privileges, royalties and appurtenances thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of the Mortgagor therein and in the streets, alleys and ways adjacent thereto, either at law or in equity, in possession or expectancy, now or hereafter acquired.

     All terms of this Mortgage which are not defined above have the meaning set forth in this Mortgage.


                                Granting Clause

     NOW, THEREFORE, the Mortgagor, in consideration of the premises and in order to secure payment of both the principal of the Note and the interest and any other sums payable thereon, and/or under this Mortgage and the performance and observance of all the provisions hereof and of the Note, including the payment of any sums advanced by the Mortgagee pursuant to this Mortgage (collectively, all of such obligations are hereinafter referred to as the "Indebtedness"), hereby gives, grants, bargains, sells, warrants, aliens, promises, releases, conveys, assigns, transfers, mortgages, hypothecates, deposits, pledges, sets over and confirms unto the Mortgagee all its estate, right, title and interest in, to and under any and all of the following described property (the "Mortgaged Property"), whether now owned or held or hereafter acquired:

     (a) the Premises;

     (b) the Improvements;

     (c) the Chattels;

     (d) the Intangibles;

     (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of hazard and title insurance and condemnation awards;

     (f) all leases and lettings of the Premises now or hereafter entered into and all right, title and interest of the Mortgagor thereunder, including without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms, subject to the Mortgagor's right to possess and apply such cash or securities prior to an Event of Default, including, further, the right, upon the happening of an Event of Default, to receive and collect the rents thereunder.

     TO HAVE AND TO HOLD unto the Mortgagee,  its successors and assigns forever


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

together with all the Improvements now or hereafter erected on the Premises to its and their own proper use and behoof. Further, the Mortgagor does for itself, its successors and assigns, covenant with the said Mortgagee, its successors and assigns, that at and until the ensealing of these presents it is well seized of the Premises in fee simple, and has good right to bargain and sell the same and that the same are free from all encumbrances whatsoever except such as are listed as exceptions to title in the title policy insuring the lien of this Mortgage (the "Permitted Encumbrances").

     And furthermore, the Mortgagor does by these presents bind itself and its successors and assigns forever to warrant and defend the Premises described in Schedule A to the Mortgagee, its successors and assigns, against all claims and demands whatsoever except as mentioned herein.


                                   ARTICLE I

                     Particular Covenants of the Mortgagor

                 The Mortgagor covenants and agrees as follows:

     SECTION 1.01. The Mortgagor represents and warrants that it has a good and marketable title to an indefeasible fee estate in the Premises subject to no lien, charge or encumbrance, except the Permitted Encumbrances, if any are specifically stated in this Mortgage ("Permitted Encumbrances"); that it will own the Chattels free and clear of liens and claims; that this Mortgage is and will remain a valid and enforceable first lien on the Mortgaged Property subject only to the exceptions referred to above; that the execution and delivery of this Mortgage and the Note has been duly authorized by the Mortgagor and that there is no provision in any document that evidences or establishes the existence of the Mortgagor requiring further consent for such action by any other entity or person; that it is duly organized, validly existing and is in good standing under the laws of the state of its formation or incorporation, as the case may be; that it has (i) all necessary licenses, authorizations, registrations, permits and/or approvals and (ii) full power and authority to own its properties and carry on its business as presently conducted and the execution and delivery by it of and performance of its obligations under, this Mortgage and the Note will not result in the Mortgagor being in default under any provisions of any document which evidences or establishes the existence of the Mortgagor or of any mortgage, credit or other agreement to which Mortgagor is a party or which affects the Mortgagor or the Premises, or any part thereof; that it will preserve such title, and will forever warrant and defend the same to the Mortgagee, and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever except for the Permitted Encumbrances.

     SECTION 1.02. The Mortgagor will, at the sole cost of the Mortgagor, and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as the Mortgagee shall from time to time reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto the Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which the Mortgagor may be or may hereafter become bound to convey or assign to the Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage and, on demand, will execute and deliver and hereby authorizes the Mortgagee to execute and file in the name of the Mortgagor to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments to evidence more effectively the lien hereof upon the Mortgaged Property or any part thereof.


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

     SECTION 1.03. (a) The Mortgagor forthwith upon the execution and delivery of this Mortgage, and thereafter from time to time, upon reasonable prior notice, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Chattels and/or the Intangibles and each instrument of further assurance to be filed, registered and/or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of the Mortgagee in, the Mortgaged Property.

     (b) The Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Chattels or the Intangibles, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, impositions, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Mortgage or any mortgage supplemental hereto, any security instrument with respect to the Chattels and/or the Intangibles or any instrument of further assurance.

     SECTION 1.04. (a) The Mortgagor shall make punctual payment of the principal and interest and all other sums to become due in respect of the Note at the time and place and in the manner specified in the Note, according to the true intent and meaning thereof, all in any coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts.

     (b) (i) The Mortgagor agrees that in addition to all payments of principal, interest, and/or related charges payable to the Mortgagee under the terms of the Note and/or hereunder, the Mortgagor will pay to the Mortgagee, at the time of the monthly payments due to the Mortgagee under the terms of the Note, one-twelfth (1/12) of the total annual [real estate] taxes and one-twelfth
(1/12) of the annual fire insurance premiums upon the Mortgaged Property as estimated by the Mortgagee. If, at any time, the aforesaid sum is found to be insufficient to pay said taxes and fire insurance premiums, or the tax reserve or fire insurance reserve, in the opinion of the Mortgagee is insufficient, the Mortgagor agrees to pay such deficiency on five (5) days' notice in default whereof, the whole of the principal sum remaining unpaid, and accrued interest shall, at the option of the Mortgagee, immediately become due and payable. All of such funds shall be held in a trust account for the payment of said taxes and fire insurance premiums as they become due.

     (c) All payments mentioned in the preceding subsection of this paragraph and all payments to be made under the Note secured hereby shall be added together and the aggregate amount thereof shall be paid by the Mortgagor each month to be applied by the Mortgagee to the following items in the order that may be determined at the option of the Mortgagee: (i) taxes, assessments, fire and other hazard insurance premiums; (ii) unpaid late charges; (iii) interest on the Note secured hereby; and (iv) reduction of the principal balance of said Note.

     (d) Any excess funds in the real estate tax and insurance escrow funds shall be credited by the Mortgagee to subsequent real estate taxes and/or insurance payments to be made by the Mortgagor, or against the outstanding principal and accrued interest due on the Note guaranteed and secured hereby at the time of any satisfaction thereof, and if none, then the balance of said escrow shall be refunded to the Mortgagor.

     SECTION 1.05. (a) (i) The Mortgagor, if a corporation,  will, so long as it


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is owner of the Mortgaged Property or any part thereof,  do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or stock corporation under the laws of the state of its incorporation and will comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to the Mortgagor or to the Mortgaged Property or any part thereof.

     (ii) The Mortgagor, if a limited liability company, will, so long as it is owner of the Mortgaged Property or any part thereof, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a limited liability company under the laws of the state of its establishment and will comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to the Mortgagor or to the Mortgaged Property or any part thereof.

     (b) Nothing in this Section 1.05 shall require the payment or discharge of any obligation imposed upon the Mortgagor by this Section so long as the Mortgagor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Premises or any part thereof to satisfy the same, provided that during such contest the Mortgagor shall, at the option of the Mortgagee, provide security satisfactory to the Mortgagee, assuring the discharge of the Mortgagor's obligation hereunder and of any additional charge, penalty or expense arising from or incurred as a result of such contest; and provided further that if, at any time, payment of any obligation imposed upon the Mortgagor by subsection (a) of this Section shall become necessary to prevent the delivery of a tax deed, or its equivalent, conveying the Mortgaged Property, or any part thereof, because of non-payment, then the Mortgagor shall pay the same in sufficient time to prevent the delivery of such tax deed or its equivalent.

     SECTION 1.06. All right, title and interest of the Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property hereafter acquired by, or released to, the Mortgagor, or constructed, assembled or placed by the Mortgagor on the Premises or any part thereof, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by the Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described in the granting clause hereof, but at any and all times the Mortgagor will execute and deliver to the Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as the Mortgagee may require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

     SECTION 1.07. (i) (a) The Mortgagor, from time to time when the same shall become due and payable, will pay and discharge all taxes of every kind and nature, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against the Mortgaged Property, or any part thereof, or upon the revenues, rents, issues, income and profits of the Mortgaged Property, or any part thereof, or arising in respect of the occupancy, use or possession thereof. The Mortgagor will, upon the request of the Mortgagee, deliver to the Mortgagee receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed upon or assessed against the Mortgaged Property, or any part thereof, or the revenues, rents, issues, income or profits thereof.

     (b) The Mortgagor will pay, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers and


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others,  which  claims and  demands,  if unpaid,  might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the lien of the Mortgage shall be fully preserved, at the cost of the Mortgagor, without expense to the Mortgagee.

     (c) Nothing in this Section shall require the payment or discharge of any obligation imposed upon the Mortgagor by this Section so long as the Mortgagor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Premises or any part thereof to satisfy the same; provided that during such contest the Mortgagor shall, at the option of the Mortgagee, provide security satisfactory to the Mortgagee, assuring the discharge of the Mortgagor's obligation hereunder and of any additional charge, penalty or expense arising from or incurred as a result of such contest; and provided further that if, at any time, payment of any obligation imposed upon the Mortgagor by subsection (a) of this Section shall become necessary to prevent the delivery of a tax deed, or its equivalent, conveying the Mortgaged Property, or any part thereof, because of non-payment, then the Mortgagor shall pay the same in sufficient time to prevent the delivery of such tax deed or its equivalent.

     (ii) (a) At any time during the term of the Mortgage, the Mortgagee shall have the right to require the Mortgagor to establish an escrow in a sum equal to the taxes and special assessments next due on the premises covered by the Mortgage, plus the premiums that will next become due and payable on policies of fire and other hazard insurance on the premises covered hereby. In such event, Mortgagor agrees to pay to the Mortgagee, together with the monthly payments of principal and interest recited in the promissory note of even date herewith, additional sums (a) to initially create an escrow fund which in Mortgagee's opinion based on the real estate taxes and insurance premiums next to become due will be sufficient to pay said real estate taxes and insurance by their due date; and thereafter to (b) pay to Mortgagee in escrow monthly installments of one-twelfth of the annual real estate taxes and insurance premiums so that said real estate taxes and insurance premiums shall be paid on a timely basis as they become due and payable.

     (b) All payments mentioned in the preceding subsection of this paragraph and all payments to be made under the promissory note secured hereby shall be added together and the aggregate amount thereof shall be paid by the Mortgagor each month to be applied by the Mortgagee to the following items in the order that may be determined at the option of the Mortgagee: (i) taxes, assessments, fire and other hazard insurance premiums; (ii) unpaid late charges; (iii) interest on the promissory note secured hereby; and (iv) reduction of the principal balance of said promissory note.

     (c) Any excess funds in the real estate tax and insurance escrow fund shall be credited by the Mortgagee to subsequent real estate taxes and/or insurance payments to be made by the Mortgagor, or against the outstanding principal and accrued interest due on the promissory note guaranteed and secured hereby at the time of any satisfaction thereof, and if none, then the balance of said escrow shall be refunded to the Mortgagor.

     SECTION 1.08. The Mortgagor will pay any and all taxes, charges, fees and/or levies by reason of the Mortgagee's ownership of the Note or this Mortgage and/or resulting from the exercise by the Mortgagee of any of its rights and/or remedies provided for under this Mortgage, except for income taxes. The obligations assumed by the Mortgagor pursuant to this Section shall survive the exercise by the Mortgagee of any of its rights and/or remedies under this Mortgage.

     SECTION 1.09. (a) The Mortgagor shall keep the Improvements and Chattels insured against damage by fire and other hazards covered by the standard extended coverage insurance policy, and each policy shall be endorsed to name the Mortgagee as an insured thereunder, as its interest may appear, with loss payable to the Mortgagee, without contribution or assessment, pursuant to a standard mortgage endorsement substantially equivalent to the New York standard mortgagee endorsement. All insurance policies and endorsements required pursuant to this Section 1.09 shall be fully paid for, nonassessable and contain such provisions and expiration dates and be in such form and amounts and issued by such insurance companies satisfactory to the Mortgagee. Without limiting the foregoing, each policy shall specifically provide that (i) such policy may not be canceled except upon thirty (30) days' prior written notice to the Mortgagee and that no act or thing done by the Mortgagor shall invalidate the policy as against the Mortgagee and (ii) any and all insurance proceeds will be paid to the Mortgagee so long as Mortgagee certifies to the insurer that the unpaid Indebtedness exceeds the proceeds of insurance. In addition, the Mortgagee may require the Mortgagor to carry such other insurance on the Improvements and Chattels in such amounts as Mortgagee may, from time to time, reasonably deem necessary to protect against insurable casualties (including risks of war and nuclear explosion) which at the time are commonly insured against relating to Premises similarly situated. The Mortgagor will assign and deliver the policy or policies of all such insurance to the Mortgagee, which policy or policies shall have endorsed thereon an endorsement substantially equivalent to the New York standard mortgagee endorsement in the name of the Mortgagee, so and in such manner and form that the Mortgagee and its successors and assigns shall at all times have and hold said policy or policies as collateral and further security for the payment of the Indebtedness until the full payment of the Indebtedness. In addition, from time to time, upon occurrence of any change in the use, operation or value of the Premises, or in the availability of insurance in the area in which the Premises are located, the Mortgagor shall, within five (5) days after demand by the Mortgagee, take out such additional amounts and/or such other kinds of insurance as the Mortgagee may reasonably require.

     (b) The Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section, unless the Mortgagee is included thereon as a named insured with loss payable to the Mortgagee under the standard mortgage endorsement of the character above described. The Mortgagor shall immediately notify the Mortgagee whenever any such separate insurance is taken out and shall promptly deliver to the Mortgagee the policy or policies of such insurance.

     (c) If the Premises, or any part thereof, are located in an area which has been identified by the Secretary of Housing and Urban Development as a flood hazard area, the Mortgagor will keep, for as long as any Indebtedness remains unpaid, the Improvements covered by flood insurance in an amount at least equal to the full amount of the Note or the maximum limit of coverage available for the Premises under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as the same may have been or may hereafter be amended or modified (and any successor act thereto), whichever is less.

     (d) The Mortgagor shall give the Mortgagee prompt notice of any loss covered by insurance and the Mortgagee shall have the right to join the Mortgagor in adjusting any loss in excess of $50,000. Notwithstanding anything to the contrary contained herein or in Section 254 of the Real Property Law of the State of New York or any other provision of applicable law, the proceeds of insurance policies coming into the possession of the Mortgagee shall not be deemed trust funds and the Mortgagee shall have the option in its sole discretion to apply any insurance proceeds it may receive pursuant hereto, or otherwise, to the payment of the Indebtedness or to allow all or a portion of such proceeds to be used for the restoration of the Mortgaged Property. In the event any such insurance proceeds shall be used to reduce the Indebtedness, the same shall be applied by the Mortgagee, after the deduction therefrom and repayment to the Mortgagee of any and all costs incurred by the Mortgagee in the recovery thereof, in any manner it shall designate including but not limited to, the application of such proceeds to the then unpaid installments of the principal balance due under the Note in the inverse order of their maturity, such that the regular payments, if any, under the Note shall not be reduced or altered in any manner.

     (e) The Mortgagor shall give the Mortgagee prompt written notice of damage to or destruction of the Improvements and Chattels or any part thereof, The insurance proceeds may, in Mortgagee's discretion, be made available to Mortgagor following Mortgagee's assessment of the damage, and pursuant to a mutually agreed upon payment schedule. In the event insurance proceeds are made available to Mortgagor following damage to the Premises, Mortgagor shall promptly commence and diligently continue to perform the repairs, restoration and rebuilding of the portion of the Improvements and Chattels so damaged or destroyed (hereinafter the "Work") so as to restore the Improvements and
Chattels in full compliance with all legal requirements and so that the Mortgaged Property shall be at least equal in value and general utility as they were prior to such damage or destruction, and if such damage or destruction, in the reasonable judgment of the Mortgagee, shall exceed Fifty Thousand ($50,000) Dollars (hereinafter, collectively "Major Work"), the Mortgagor shall, prior to the commencement of the work, furnish to the Mortgagee for its approval: (1) complete plans and specifications for the Work, with satisfactory evidence of the approval thereof (i) by all governmental authorities whose approval is required and (ii) by an architect satisfactory to the Mortgagee (hereinafter, the "Architect") and which shall be accompanied by the Architect's signed estimate, bearing the Architect's seal, of the entire cost of completing the Work; (2) certified or photo static copies of all permits and approvals required by law in connection with the commencement and conduct of the Work; and (3) a surety bond or guaranty of the payment for and completion of the Work, which bond or guaranty shall be in form satisfactory to Mortgagee and shall be signed by surety or sureties, or guarantor or guarantors, as the case may be, who are acceptable to the Mortgagee, and in an amount not less than the Architect's estimate of the entire cost of completing the Work, less the amount of insurance proceeds and Mortgagor deposits, if any, then held by the Mortgagee for application toward the cost of the Work. The Mortgagor shall not commence any of the Work until the Mortgagor shall have complied with applicable requirements referred to in this subsection (e), and after commencing the Work the Mortgagor shall perform the Work diligently and in good faith in accordance with the plans and specifications referred to in this subsection (e), if applicable.

     (f) Subject to the provisions of Section 1.09(e) above, if the insurance proceeds, less the cost, if any, to the Mortgagee of such recovery and of paying out such proceeds (including reasonable attorneys' fees and expenses allocable to inspecting the Work and the plans and specifications therefor) are made available to Mortgagor, then such net proceeds shall be paid towards restoration of the Improvements and Chattels or if such insurance proceeds are applied toward such restoration, then such insurance proceeds shall be applied by the Mortgagee as follows:

     (i) To the payment of the cost of the Work and shall be paid out from time to time to the Mortgagor and/or, at the Mortgagee's option exercised from time to time, directly to the contractor, subcontractors, material men, laborers, engineers, architects and other persons rendering services or materials for the Work, as said Work progresses except as otherwise hereinafter provided, but subject to the following conditions, any of which the Mortgagee may freely waive:

     (A) If the Work to be done is Major Work, as determined by the Mortgagee, the Architect shall be in charge of the Work;

     (B) Each request for payment shall be made on seven (7) days prior notice to the Mortgagee and shall be accompanied by a certificate of the Architect if one is required under subsection (f) above, otherwise by a certificate of an officer of the Mortgagor, stating (i) that all of the Work completed has been done in compliance with the approved plans and specifications, if any be required under said subsection (f), and in accordance with all provisions of law; (ii) the sum requested is justly required to reimburse the Mortgagor for
payments  by  the   Mortgagor   to,  or  is  justly  due  to,  the   contractor,
subcontractor, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to all sums, if any, previously paid out by the Mortgagee does not exceed the value of the Work done to date of such certificate, and (iii) that the amount of such proceeds and other deposits remaining in the hands of the Mortgagee will be sufficient on completion of the Work to pay for the same in full (giving in such reasonable detail as the Mortgagee may require an estimate of the cost of such completion);

     (C) Each request shall be accompanied by waivers of liens satisfactory to the Mortgagee covering that part of the Work previously paid for, if any, and by a search prepared by the title company which insured the lien of the Mortgage or by other evidence satisfactory to the Mortgagee, that there has not been filed with respect to the Mortgaged Property or any part thereof any mechanic's lien or other lien or instrument for the retention of title in respect of any part of the Work not discharged of record and that there exist no encumbrances on or affecting the Mortgaged Property or any part thereof other than encumbrances, if any, existing as of the date hereof and which have been approved by the Mortgagee;

     (D) The request for any payment after the Work has been completed shall be accompanied by a copy of all certificates, permits, licenses, waivers and/or other documents required by law to render occupancy of the Premises and/or Improvements legal; and

     (ii) Upon completion of the Work and payment in full therefor, or upon failure on the part of the Mortgagor to commence, as provided in subsection (f) of this Section, or diligently to continue the Work, or at any time upon request by the Mortgagor, the Mortgagee may apply the amount of any such proceeds then or thereafter in the hands of the Mortgagee to the payment of the Indebtedness, provided, however, that nothing herein contained shall prevent the Mortgagee from applying at any time the whole or any part of such proceeds to the curing of any default under this Mortgage or the Note.

     SECTION 1.10. If the Mortgagor shall fail to perform any of the covenants contained in Section 1.01, 1.03, 1.05, 1.07, 1.08, 1.09, 1.12, 1.19 or 1.22, the
Mortgagee may, upon ten (10) days prior written notice to Mortgagor and Mortgagor's failure to perform within that time period, make advances to perform the same in its behalf, and all sums so advanced shall be a lien upon the Mortgaged Property and shall be secured hereby. The Mortgagor will repay on demand all sums so advanced on its behalf with interest at the Involuntary Rate. The provisions of this Section shall not prevent any default in the observance of any covenant contained in said Section 1.01, 1.03, 1.05, 1.07, 1.08, 1.09, 1.12, 1.19 or 1.22 from constituting an Event of Default.

     SECTION 1.11. (a) The Mortgagor will keep adequate records and books of account in accordance with generally accepted accounting principles and will permit the Mortgagee, by its agents, accountants and attorneys, to visit and inspect the Premises and examine its records and books of account and to discuss its affairs, finances and accounts with the officers of the Mortgagor, at such reasonable times as may be requested by the Mortgagee.

     (b) The Mortgagor shall provide the Mortgagee during the term of the Note, with the following: (i) SEC 10-K reports including audited consolidated fiscal financial statements of the Mortgagor prepared by a firm or certified public accountants acceptable to the Mortgagee with an unqualified opinion, within one hundred five (105) days of its fiscal year end; and (ii) SEC 10-Q quarterly financial statements of the Mortgagor within sixty (60) days of each quarter end; and (iii) compliance and covenant calculations for the Mortgagor on a quarterly basis to be submitted with each of the afore-mentioned financial statements. All financial statements of the Mortgagor shall be prepared in accordance with generally accepted accounting principles, shall be delivered in duplicate. Such statements shall be accompanied by a certificate of the chief financial or accounting officer of the Mortgagor stating that s/he knows of no Event of Default which has occurred and is continuing, or, if any such Event of Default has occurred and is continuing, specifying the nature and period of existence thereof and what action the Mortgagor has taken or proposes to take with respect thereto, and, except as otherwise specified, stating that the Mortgagor has fulfilled all its obligations under this Mortgage which are required to be fulfilled on or prior to the date of such certificate.

     (c) The Mortgagor, within ten (10) days upon request by mail, will furnish a written statement duly acknowledged of the amount due whether for principal or interest on the Note and whether any offsets, counterclaims or defenses exist against the Mortgagee, or the Indebtedness, or any part thereof.

     SECTION 1.12. The Mortgagor will not commit any waste on the Mortgaged Property, or any part thereof, or make any change in the use of the Mortgaged Property, or any part thereof, which will in any way increase any ordinary fire or other hazard arising out of construction or operation. The Mortgagor will, at all times, maintain the Improvements in good operating order and condition and will promptly make, from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are needful or desirable to such end. The Improvements shall not be demolished or substantially altered, nor shall any Chattels be removed without the prior written consent of the Mortgagee except where appropriate replacements free of superior title, liens and claims are immediately made having value at least equal to the value of the removed Chattels.

     SECTION 1.13. The Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Premises or any part thereof, will notify the Mortgagee of the pendency of such proceedings. The Mortgagee may participate in any such proceedings and the Mortgagor from time to time will deliver to the Mortgagee all instruments requested by it to permit such participation. In the event of such condemnation proceedings, the award or compensation payable is hereby assigned to and shall be paid to the Mortgagee. The Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings, the Mortgagee may be represented by counsel selected by the Mortgagee. The proceeds of any award or compensation so received shall be applied toward the restoration of the Mortgaged Property pursuant to the same terms, provisions and conditions which are applicable to the use of insurance proceeds as set forth in Sections 1.09
(d), (e) and (f) herein provided that the Mortgagor has met the conditions contained in Sections 1.09 (d), (e) and (f) or, if the Mortgagor has not met the conditions contained in Sections 1.09 (d), (e) and (f), to the payment of the Indebtedness, notwithstanding the fact that the Indebtedness may not then be due and payable, or to the restoration of the Improvements. In the event that any portion of the condemnation awards or compensation or interest thereon, if any, shall be used to reduce the Indebtedness, same shall be applied by the Mortgagee in any manner it shall designate, including, but not limited to, the application of such award or compensation to the then unpaid installments of the principal balance due under the Note in the inverse order of their maturity such that the regular payments under the Note shall not be reduced or altered in any manner. The Mortgagor, upon request by the Mortgagee, shall make, execute and deliver any and all instruments requested for the purpose of confirming the assignment of the aforesaid awards and compensation to the Mortgagee free and clear of any liens, charges or encumbrances of any kind or nature whatsoever. The Mortgagee shall not be limited to the interest paid on the proceeds of any award or compensation, but shall be entitled to the payment by the Mortgagor of interest at the applicable rate provided for in the Note.

     SECTION 1.14. (a) The Mortgagor will not (i) execute an assignment of the rents, or any part thereof, from the Premises unless such assignment shall provide that it is subordinate to the assignment contained in this Mortgage and any assignment executed pursuant hereto, or (ii) except where the lessee is in default thereunder, terminate or consent to the cancellation or surrender of any lease of the Premises, or any part thereof, now existing or hereafter to be made, having an unexpired term of two (2) years or more, except that any lease may be canceled provided that promptly after the cancellation or surrender thereof a new lease is entered into with a new lessee having a credit standing, in the reasonable judgment of the Mortgagee, at least equivalent to that of the lessee whose lease was canceled, on substantially the same or better terms as the terminated or canceled lease, or (iii) modify any such lease so as to shorten the unexpired term thereof or so as to decrease the amount of the rents payable thereunder, or (iv) accept prepayments of any installments of rents to become due under such leases, except prepayments in the nature of security for the performance of the lessees thereunder, or (v) in any other manner materially impair the value of the Mortgaged Property or the security of this Mortgage in the reasonable judgment of the Mortgagee.

     (b) The Mortgagor will not execute any lease of all or a substantial portion of the Premises except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed promptly, all of the covenants, conditions and agreements contained in all leases of the Premises, or any part thereof1 now or hereafter existing, on the part of the lessor thereunder to be kept and performed and will at all times do all things necessary to compel performance by the lessee under each lease of all obligations, covenants and agreements by such lessee to be performed thereunder, If any of such leases provide for the giving by the lessee of certificates with respect to the status of such leases, the Mortgagor shall exercise its right to request such certificates within five (5) days of any demand therefor by the Mortgagee.

     (c) The Mortgagor shall furnish to the Mortgagee, within thirty (30) days after a request by the Mortgagee to do so, a written statement containing the names of all lessees of the Premises, the terms of their respective leases, the space occupied and the rentals payable thereunder not more than once per year.

     SECTION 1.15. To the extent not so provided by applicable law each lease of the Premises, or of any part thereof, shall provide that, in the event of the enforcement by the Mortgagee of the remedies provided for by law or by this Mortgage, the lessee thereunder will, upon request of any person succeeding to the interest of the Mortgagor as a result of such enforcement, automatically become the lessee of said successor in interest, without change in the terms or other provisions of such lease, provided, however, that said successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one month in advance, except prepayments in the nature of security for the performance by said lessee of its obligations under said lease, or (ii) any amendment or modification of the lease made without the consent of the Mortgagee or such successor in interest. If the Premises, or any part thereof, are located within the State of New York, then reference is hereby made to Section 291-f of the Real Property Law of the State of New York, for purposes of obtaining for the Mortgagee the benefit of Section 291-f in connection with this Mortgage. Each such lease shall provide that upon request by such successor in interest, such lessee shall execute and deliver an instrument or instruments confirming such attornment.

     SECTION 1.16. (a) The Mortgagor represents and warrants that, to the best of Mortgagor's knowledge, the Mortgaged property is not now and has not ever been used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with, Hazardous Materials (as hereinafter defined), and that no Hazardous Materials have ever been installed, placed, or in any manner dealt with on the Mortgaged property, and that no owner of the Mortgaged property or any tenant, subtenant, occupant, prior tenant, prior subtenant or prior occupant has received any notice or advice from any governmental agency or any tenant, subtenant or occupant with regard to Hazardous Materials on, from or affecting the Mortgaged property. The Mortgagor shall covenant that the Mortgaged Property shall be kept free of
Hazardous Materials, and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with, Hazardous Materials, and the Mortgagor shall not cause or permit, as a result of any intentional or unintentional act or omission on the part of the Mortgagor or any tenant or subtenant or occupant, the installation of Hazardous Materials in the Mortgaged Property or onto any other property or suffer the presence of Hazardous Materials on the Mortgaged Property. The Mortgagor agrees to comply with and ensure compliance by all tenants, subtenants and occupants with all applicable federal, state and local laws, ordinances, rules and regulations, with respect to Hazardous Materials, and agrees to keep the Mortgaged Property free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. In the event that the Mortgagor received or receive any notice or advice from any governmental agency, any tenant, subtenant or occupant with regard to Hazardous Materials on, from or affecting the Mortgaged property, the Mortgagor shall agree to immediately notify the Mortgagee in writing. The Mortgagor shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials, on, from or affecting the Mortgaged Property in accordance with all applicable federal, state, and local laws, ordinances, rules, regulations, and policies and to the satisfaction of the Mortgagee. For these purposes, "Hazardous Materials" or "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, hazardous wastes, hazardous or toxic substances, or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as defined by any federal, state or local environmental law, ordinance, rule, or regulation including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.), and in the regulations adopted and publications promulgated pursuant thereto. These obligations and liabilities of the Mortgagor shall survive any foreclosure involving the Mortgaged property or the delivery of a deed in lieu of foreclosure.

     (b) The Mortgagor shall protect, indemnify and save harmless the Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorney's fees and expenses), imposed upon or incurred by or asserted against the Mortgagee by reason of (A) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Materials on, from or affecting the Mortgaged property or any other property;
(B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (C) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; or (D) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of the Mortgagee which are based upon or in any related to such Hazardous Materials including, without limitation, attorney or consultant fees, investigation and laboratory fees, court costs, and litigation expenses.

     (c) To enforce Mortgagor's obligations under this section, the Mortgagee may conduct or cause to be conducted future environmental audits and tests of the Mortgaged property from time to time as it deems necessary in its reasonable discretion. The Mortgagor shall pay the cost of such audits or tests. Should the Mortgagee in its reasonable discretion believe there to be a use of, or a condition existing on, the Mortgaged Property which would violate applicable federal, state or local laws, or which would constitute a dangerous, unhealthy or noxious use thereof or condition thereon, or which would give rise to potential liability for Hazardous Materials, the Mortgagee may, but shall not be obligated to, perform or cause to be performed any remedial action, including but not limited to removal and clean-up, which the Mortgagee in its reasonable discretion believes necessary under the circumstances. The Mortgagor shall reimburse the Mortgagee for any such reasonable expenses incurred, regardless of whether the Mortgagor would have ultimately been responsible for such costs under applicable law.

     SECTION 1.17. (a) Subject to the conditions specified in the next paragraph of this Section, the Mortgagee will, upon request of the Mortgagor, execute subordination, non-disturbance and attornment agreements with lessees of the Premises, which agreements shall provide that, in the event the Mortgagee or any purchaser at foreclosure shall succeed to the Mortgagor's interest in the Premises, the leases of such lessees will remain in full force and effect and be binding upon the Mortgagee or such purchaser and such lessee as though each was the original party thereto.

     (b) The Mortgagee's obligation to execute such agreements shall be subject to the following conditions: (i) the credit of the lessee and the terms of the lease shall be satisfactory to Mortgagee, (ii) the Mortgagee shall have been provided with a standard form of lease to be used in connection with the leasing of the Premises and shall have approved the same, (iii) upon each request for such an agreement the Mortgagee shall receive a counterpart of the executed lease in which all changes from the standard form shall be indicated by appropriate markings, such markings to be certified to be true and complete by the responsible officer of the Mortgagor or by its counsel, (iv) the Mortgagee shall receive a letter, signed by the Mortgagor and addressed to the lessee, to be forwarded to the lessee by the Mortgagee, giving notice of the assignment of each lease provided for herein, and (v) there has not occurred any Event of Default under this Mortgage or any event which with notice, the passage of time or both would become an Event of Default under this Mortgage.

     (c) Notwithstanding anything to the contrary, as of right, the Mortgagee agrees by the acceptance hereof to grant Non-Disturbance Agreements for all existing or future tenants of the Mortgaged Property if such tenants shall request such Agreement, and said tenants are rated AAA-1 by Dun & Bradstreet (or successor) and their leases are as a result of an arms-length negotiation.

     SECTION 1.18. In the event any payment provided for herein or in the Note shall become overdue for a period in excess of ten (10) days, a late charge of four cents ($0.04) for each dollar so overdue shall become immediately due to the Mortgagee for the purpose of defraying the expenses incident to handling such delinquent payment, and such charge shall be deemed to be part of the Indebtedness and therefore secured by the lien of this Mortgage. Late charges shall be payable with the next installment of principal and/or interest due under the Note.

     SECTION 1.19. The Mortgagor, in compliance with Section 13 of the Lien Law of the State of New York, will receive the advances secured by this Mortgage and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of improvement and will apply the same first to the payment of the cost of improvement before using any part of the total of the same for any other purpose.

     SECTION 1.20. The Mortgagor agrees that it shall indemnify and hold the Mortgagee harmless against any loss or liability, cost or expense, including without limitation, any judgments, reasonable attorneys' fees, the cost of appeal bonds and printing, arising out of or relating to any proceedings instituted by any claimant alleging priority over the lien of this Mortgage and/or if the Premises or any part thereof is within the State of New York by any claimant alleging a violation by the Mortgagor or the Mortgagee of any section of Article 3-A of the Lien Law of the State of New York.

     SECTION 1.21. The Mortgagor shall (i) execute and deliver to the appropriate governmental authority any affidavit, instrument, document and/or filing required pursuant to any applicable statute, ordinance, rule and/or regulation.

     SECTION 1.22. The Mortgagor expressly covenants and agrees to pay in full the reasonable fees and expenses of the Mortgagee's outside legal counsel, promptly upon the receipt of a statement therefor, which are incurred prior to and after the date hereof and which fees and expenses arise in connection with any matter incidental to the enforcement of the loan which is evidenced by the Note and secured by this Mortgage resulting from the Mortgagor's breach.

     SECTION 1.23. The Mortgagor expressly covenants and represents that at all times during the term of the Note, it shall comply with the following financial covenants, to wit:

     (a) Mortgagor shall maintain a Maximum Leverage of 1.20:1. For purposes hereof, the term "Maximum Leverage" shall mean the ratio of total liabilities of the Mortgagor divided by its tangible net worth at all times; and

     (b) Mortgagor shall maintain a minimum Debt Service Coverage Ratio of 1.25:1. For purposes hereof, the term "Debt Service Coverage" shall mean earnings of the Mortgagor before interest, taxes, depreciation and amortization for the previous twelve month period, divided by the interest expense for the prior twelve (12) month period and aggregate principal payments of loans and capitalized leases scheduled to be paid over the ensuing twelve (12) month period, exclusive of any balloon or maturity balance of (i) any loans made by the Mortgagee to the Mortgagor including, without limitation, the loan evidenced by the Note; and (ii) the GE Capital mortgage loan made to the Mortgagor, and exclusive of the principal balance due at the maturity of the Note.

                               (End of Article I)


                                   ARTICLE II

                         Events of Default and Remedies

     SECTION 2.01. If one or more of the following Events of Default shall happen, that is to say:

     (a) if (i) default shall be made in the payment of any interest due under the Note, or in the payment of any installment of principal due under the Note, in either such case, when and as the same shall become due and payable, and such default shall have continued for a period of ten (10) days; or (ii) default shall be made in any other payment of the principal of the Note, when and as the same shall become due and payable, whether at maturity or by acceleration or as part of any prepayment or otherwise, in each case, as in the Note and this Mortgage provided or default in the payment of any other Indebtedness due to Mortgagee under this Mortgage and such default shall have continued for a period of ten (10) days; or (iii) default shall be made in the payment of any tax required by Section 1.07 to be paid and said default shall have continued for a period of twenty (20) days; or

     (b) if default shall be made in the due observance or performance of any covenant, term or agreement on the part of the Mortgagor contained in Section 1.01, 1.03, or 1.08, and such default shall have continued for a period of twenty (20) days after notice specifying such default shall have been given to the Mortgagor by the Mortgagee, (i) unless such term, covenant or agreement cannot be complied with or such default be cured in such period and (ii) the Mortgagor has commenced compliance with such term, covenant or agreement or curing such default and continues to diligently prosecute such compliance or curing such default; or

     (c) if any material representation made in Section 1.01 shall have been false when made; or

     (d) if default shall be made in the due observance or performance of any other covenant, term or agreement on the part of the Mortgagor in the Note, or in this Mortgage contained, and such default shall have continued for a period of twenty (20) days after notice specifying such default shall have been given to the Mortgagor by the Mortgagee, unless (i) such term, covenant or agreement cannot be complied with or such default be cured in such period and (ii) the Mortgagor has commenced compliance with such term, covenant or agreement or curing such default and continues to diligently prosecute such compliance or curing such default; or

     (e) if by the order of a court of competent jurisdiction, a trustee, receiver or liquidator of the Mortgaged Property, or any part thereof, or of the Mortgagor shall be appointed and such order shall not be discharged or dismissed within sixty (60) days after such appointment; or

     (f) if the Mortgagor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Mortgagor or of any substantial part of its property, or if the Mortgagor shall make any general assignment for the benefit of creditors, or if the Mortgagor shall fail generally to pay its debts as such debts become due, or if the Mortgagor shall take any action in furtherance of any of the foregoing; or

     (g) if any of the creditors of the Mortgagor shall commence against the Mortgagor an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect and if such case shall not be discharged or dismissed within sixty (60) days after the date on which such case was commenced; or

     (h) if final judgment for the payment of money in excess of the sum of $25,000 in the aggregate shall be rendered against the Mortgagor and the Mortgagor shall not discharge the same or cause it to be discharged or bonded within sixty (60) days from the entry thereof, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution pending such appeal; or

     (i) destruction of all or a material portion of the premises, said determination to be made in the sole discretion of the Mortgagee; or

     (j) intentionally omitted; or

     (k) intentionally omitted; or

     (l) if the Mortgagor sells, transfers, assigns, conveys or encumbers the Premises or any part thereof or any interest therein without the prior written consent of the Mortgagee; or

     (m) if any default occurs after applicable grace periods, if any, under any mortgage that is subordinate to the lien of this Mortgage or the mortgagee under any subordinate mortgage commences a foreclosure action in connection with said mortgage, it being further agreed by the Mortgagor that an Event of Default hereunder shall constitute an Event of Default under any such other mortgage or deed of trust held by the Mortgagee; or

     (n) if the Mortgagor defaults under any other agreement with the Mortgagee; or

     (o) if Mortgagor pays out any cash dividends on its common stock during the term of the Note; and

     (p) intentionally omitted; or

     (q) if any representation or warranty of Mortgagor in any certificate, report, financial statement or other instrument furnished in connection with the making of the Note, this Mortgage, or any related loan document, shall prove false or misleading in any material respect or shall have omitted any substantial contingent or unliquidated liability or claim;

     (r) if it shall be illegal for the  Mortgagor to pay any tax referred to in
Section 1.08 hereof or if the payment of such tax by the Mortgagor would result in the violation of the usury laws of the State of New York; or

     (s) if any person or entity having or claiming an interest in the Mortgagor or the Mortgaged Property commences an action or proceeding against the Mortgagor, the Mortgaged Property or any person or entity having or claiming an interest in the Mortgagor or the Mortgaged Property; or

     (t) if any proceedings are commenced for the condemnation of any part of the Mortgaged Premises, which condemnation would have, in the opinion of the Mortgagee, a material adverse effect on the value of the remaining security hereunder; or

     (u) the actual or threatened alteration, demolition or removal of the Improvements erected or to be erected upon the Premises or the Mortgaged Property; or

     (v) if any easement over, across or under or otherwise affecting the Mortgaged Property or any portion thereof shall be granted without the Mortgagee's prior written consent; or

     (w) if there occurs any other event, which if unremedied, would require a material and adverse change in the survey delivered to Mortgagee at time of closing; or

     (x) failure of the Mortgagor, during the term of the Note, to maintain a Maximum Leverage of 1.20:1. For purposes hereof, the term "Maximum Leverage" shall mean the ratio of total liabilities of the Mortgagor divided by its tangible net worth at all times; or

     (y) failure of the Mortgagor, during the term of the Note, to maintain a minimum Debt Service Coverage Ratio of 1.25:1. For purposes hereof, the term "Debt Service Coverage" shall mean earnings of the Mortgagor before interest, taxes, depreciation and amortization for the previous twelve month period, divided by the interest expense for the prior twelve (12) month period and aggregate principal payments of loans and capitalized leases scheduled to be paid over the ensuing twelve (12) month period, exclusive of any balloon or maturity balance of (i) any loans made by the Mortgagee to the Mortgagor including, without limitation, the loan evidenced by the Note and secured hereby; and (ii) the GE Capital mortgage loan made to the Mortgagor, and exclusive of the principal balance due at the maturity of the Note;

     (z) Mortgagor shall fail to pay its debts, liabilities and obligations to the Mortgagee as and when due and payable, or Mortgagor fails to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any such debts, liabilities and obligations when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration after the giving of notice or passage of time, or both, of the maturity of such debts, liabilities and obligations, whether or not such failure to perform or observe shall be waived by the holder of such debts, liabilities and obligations, or any such debts, liabilities and obligations shall be declared to be due and payable, or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity of such debts, liabilities and obligations;

     (aa) If Mortgagor shall be in default under the Note, or under any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Mortgage Amount, in whole or in part, or otherwise executed and delivered in connection with the Note, this Mortgage or the loan evidenced and secured thereby or hereby;

     (bb) if the Mortgagor, or any affiliate of the Mortgagor, shall default in the payment of any indebtedness, including, without limitation, any and all other indebtedness now or hereafter owed to the Mortgagee or a default in the performance of any term, covenant, condition or agreement of any such indebtedness, if the effect of such default is to permit the holder of such indebtedness to accelerate the maturity thereof; and

     (cc) if the Mortgaged Property shall become subject (i) to any tax lien, other than a lien for local real estate taxes and assessments not due and payable, or (ii) to any lis pendens, notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien or other lien of any nature whatsoever and the same shall not either be discharged of record or in the alternative insured over to the satisfaction of Mortgagee by the title company insuring the lien of this Mortgage within a period of thirty (30) days after the same is filed or recorded, and irrespective of whether the same is superior or subordinate in lien or other priority to the lien of this Mortgage and irrespective of whether the same constitutes a perfected or inchoate lien or encumbrance on the Mortgaged Property or is only a matter of record or notice;

     (dd) if Mortgagor shall fail to maintain its business in good standing under the applicable regulations of the agencies or governmental authorities having jurisdiction thereof, or its failure to receive and maintain whatever licenses are required, or shall be required, for the ownership, maintenance and operation of the Mortgaged Property;

then and in every such case:

     I. During the continuance of any such Event of Default, the Mortgagee, by written notice given to the Mortgagor, may declare the entire principal of the Note then outstanding (if not then due and payable), and all accrued and unpaid interest thereon, together with all other Indebtedness, to be due and payable immediately, and upon any such declaration the principal of the Note, said accrued and unpaid interest thereon, and all other Indebtedness shall become and be immediately due and payable, anything in the Note, or in this Mortgage to the contrary notwithstanding;

     II. During the continuance of any such Event of Default, the Mortgagee personally, or by its agents or attorneys, may enter into and upon all or any part of the Premises, and each and every part thereof, and may exclude the Mortgagor, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage and control the Premises and conduct the business thereof, either personally or by their superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, the Mortgagee, at the expense of the Mortgaged Property, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Property, whereof it shall become possessed as aforesaid, may complete the construction of any of the Improvements and in the course of such completion may make such changes in the contemplated Improvements as it may deem desirable and may insure the same; and likewise, from time to time, at the expense of the Mortgaged Property, the Mortgagee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to it may seem advisable; and in every such case the Mortgagee shall have the right to manage and operate the Mortgaged Property and to carry on the business thereof and exercise all rights and powers of the Mortgagor with respect thereto either in the name of the Mortgagor or otherwise as it shall deem best; and the Mortgagee shall be entitled to collect and receive all earnings, revenues, rents, issues profits and income of the Mortgaged Property and every part thereof, all of which shall for all purposes constitute property of the Mortgagor; and in furtherance of such right the Mortgagee may collect the rents payable under all leases of the Premises directly from the lessees thereunder upon notice to each such lessee that an Event of Default exists hereunder accompanied by a demand on such lessee for the payment to the Mortgagee of all rents due and to become due under its lease, and the Mortgagor FOR THE BENEFIT OF MORTGAGEE AND EACH SUCH LESSEE hereby covenants and agrees that the lessee shall be under no duty to question the accuracy of the Mortgagee's statement of default and shall unequivocally be authorized to pay said rents to the Mortgagee without regard to the truth of the Mortgagee's statement of default and notwithstanding notices from the Mortgagor disputing the existence of an Event of Default such that the payment of rent by the lessee to the Mortgagee pursuant to such a demand shall constitute performance in full of the lessee's obligation under the lease for the payment of rents by the lessee to the Mortgagor; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property, or any part thereof, as well as just and reasonable compensation for the services of the Mortgagee and for all attorneys, counsel, agents, clerks, servants and other employees by it properly engaged and employed, the Mortgagee shall apply the moneys arising as aforesaid, first to the payment of the principal of the Note and the interest thereon, when and as the same shall become payable, and second to the payment of any other Indebtedness and sums required to be paid by the Mortgagor under this Mortgage.

     III. The Mortgagee, with or without entry, personally or by its agents or attorneys, insofar as applicable, may:

     (1) sell the Mortgaged Property, or any part thereof, to the extent permitted and pursuant to the procedures provided by law, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entity or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law; or

     (2) institute proceedings for the complete or partial foreclosure of this Mortgage; or

     (3) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note, or in this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Mortgagee shall elect; or

     (4) the Mortgagee also shall have such other rights and/or remedies provided to a mortgagee and/or a secured party by the Uniform Commercial Code as that model statute is enacted and in effect in the jurisdiction wherein the Premises are situated.

     IV. The Mortgagor covenants to pay the indebtedness as hereinbefore provided and as provided in the Note and notwithstanding anything to the contrary contained herein, during the continuance of any such Event of Default, the Mortgagee personally, or by its agents or attorneys, may enter into and upon all or any part of the Premises, and each and every part thereof, and sell and dispose of same, along with any benefit and equity of redemption of the said Mortgagor, its heirs, executors, administrators, successors or assigns therein, at public auction, according to the act in such case made and provided, as the attorney of the Mortgagor for that purpose duly authorized, constituted and appointed, to make and deliver to the purchaser or purchasers thereof a good and sufficient deed or deeds of conveyance for the same in fee simple which such sale so to be made shall forever be a perpetual bar both in law and equity against the Mortgagor, its heirs, successors and assigns, and against all other persons claiming or to claim the Premises, or any part thereof by, from or under him, them or any of them.

     SECTION 2.02. (a) The Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, the Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

     (b) Upon the completion of any sale or sales made by the Mortgagee under or by virtue of this Article II, the Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold and shall execute and deliver to the appropriate governmental authority any affidavit, instrument, document and/or filing required pursuant to any applicable statute, ordinance, rule and/or regulation. As long as the loan secured by this Mortgage remains unpaid the

Mortgagee is hereby irrevocably appointed the true and lawful attorney of the Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose the Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, including, without limitation, any affidavit, instrument, document or filing required pursuant to any applicable statute, rule or regulation, and may substitute one or more persons with like power, the Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless the Mortgagor, if so requested by the Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to the Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the reasonable judgment of the Mortgagee, for that purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Article II, whether made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in and to the properties and rights so sold, and shall he a perpetual bar both at law and in equity against the Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof, from, through or under the Mortgagor.

     (c) In the event of any sale made under or by virtue of this Article II (whether made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire principal of, and interest on, the Note, if not previously due and payable, and all other sums required to be paid by the Mortgagor pursuant to this Mortgage, immediately thereupon, shall, anything in the Note, or in this Mortgage to the contrary notwithstanding, become due and payable.

     (d) The purchase money proceeds or avails of any sale made under or by virtue of this Article II, together with any other sums which then may be held by the Mortgagee under this Mortgage, whether under the provisions of this
Article II or otherwise, shall be applied as follows:

     First: To the payment of the costs and expenses of such sale, including, but not limited to, the reasonable compensation to the Mortgagee, its agents and counsel, and any sums that may be due under and/or pursuant to any statute, rule, regulation and/or law which imposes any tax, charge, fee and/or levy in connection with and/or arising from the exercise of any right and/or remedy under this Mortgage or the requirement that any sum be paid in order to record and/or file any deed, instrument of transfer or other such document in connection with any such sale and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by the Mortgagee under this Mortgage, together with interest at the Involuntary Rate on all advances made by the Mortgagee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

     Second: To the payment of the whole amount then due, owing or unpaid upon the Note for principal, interest, other indebtedness, and any other sums required to be paid thereunder with interest on the unpaid principal at the Involuntary Rate from and after the happening of any Event of Default described in clause (a) of Section 2.01 from the due date of any such payment of principal until the same is paid.

     Third: To the payment of the whole amount then due, owing or unpaid upon any other note held by the Mortgagee made by either the Mortgagor or any guarantor hereof and secured by this Mortgage for principal and interest, with interest on the unpaid principal at the Involuntary Rate from and after the happening of any Event of Default described in clause (a) of Section 2.01 from the due date of any such payment of principal until the same is paid.

     Fourth: To the payment of any other Indebtedness and any other sums required to be paid by the Mortgagor pursuant to any provision of this Mortgage, or the Note.

     Fifth: To the payment of the surplus, if any, to Mortgagor.

     (e) Upon any sale made under or by virtue of this Article II, whether made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness of the Mortgagor secured by this Mortgage the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which the Mortgagee is authorized to deduct under this Mortgage.

     SECTION  2.03.  (a) In case an Event of Default  described in clause (a) of
Section 2.01 shall have happened and be continuing, then, upon written demand of the Mortgagee, the Mortgagor will pay to the Mortgagee the whole amount which then shall have become due and payable on the Note, for principal or interest or both, as the case may be, and after the happening of said Event of Default will also pay to the Mortgagee interest at the Involuntary Rate on the then unpaid principal of the Note, and the sums required to be paid by the Mortgagor pursuant to any provision of this Mortgage, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Mortgagee, its agents, and counsel and any expenses incurred by the Mortgagee hereunder. In the event the Mortgagor shall fail forthwith to pay such amounts upon such demand, the Mortgagee shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Mortgagor and collect, out of the property of the Mortgagor wherever situated, as well as out of the Mortgaged Property, in any manner provided by law, moneys adjudged or decreed to be payable.

     (b) The Mortgagee shall be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the provisions of this Mortgage; and the right of the Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage, or the foreclosure of the lien hereof; and in the event of a sale of the Mortgaged Property, or any part thereof, and of the application of the proceeds of sale, as in this Mortgage provided, to the payment of the debt hereby secured, the Mortgagee shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon the Note, and to enforce payment of all other charges, payments and due under this Mortgage, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest at the Involuntary Rate. In case of the commencement of any case against the Mortgagor under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect or any proceedings for its reorganization or involving the liquidation of its assets, then the Mortgagee shall be entitled to prove the whole amount of principal and interest due upon the Note to the full amount thereof, and all other payments, charges and costs due under this Mortgage, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property, provided, however, that in no case shall the Mortgagee receive a greater amount than such principal and interest and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estate of the Mortgagor.

     (c) No recovery of any judgment by the Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of the Mortgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property, or any part thereof, of any liens, rights, powers or remedies of the Mortgagee hereunder, but such liens, rights, powers and remedies of the Mortgagee shall continue unimpaired as before.

     (d) Any moneys thus collected by the Mortgagee under this Section 2.03 shall be applied by the Mortgagee in accordance with the provisions of subsection (d) of Section 2.02.

     SECTION 2.04. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by the Mortgagee to obtain judgment for the principal of, or interest on, the Note, and all other Indebtedness and other sums required to be paid by the Mortgagor pursuant to any provision of this Mortgage, or of any other nature in aid of the enforcement of the Note or of this Mortgage, the Mortgagor will (a) consent to the service of process as provided in Section 3.12 and enter its voluntary appearance in such action, suit or proceeding, and (b) if required by the
Mortgagee, consent to the appointment of a receiver or receivers of the Mortgaged Property, or any part thereof, and of all the earnings, revenues, rents, issues, profits and income thereof. After the happening of any Event of Default and during its continuance, or upon the commencement of any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of the Mortgagee, the Mortgagee shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the Indebtedness, forthwith either before or after declaring the unpaid principal of the Note to be due and payable, to the appointment of such a receiver or receivers.

     SECTION 2.05. Notwithstanding the appointment of any receiver, liquidator or trustee of the Mortgagor, or of any of their property, or of the Mortgaged Property or any part thereof, the Mortgagee shall be entitled to retain possession and control of all property now or hereafter held under this Mortgage.

     SECTION 2.06. No remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or any acquiescence therein, and every power and remedy given by this Mortgage to the Mortgagee may be exercised from time to time as often as may be deemed expedient by the Mortgagee. Nothing in this Mortgage or in the Note shall affect the obligation of the Mortgagor to pay the principal of, and interest on, the Note in the manner and at the time and place therein respectively expressed.

     SECTION 2.07. The Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof and the Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. The Mortgagor, for itself and all who may claim under it, waive, to the extent that it lawfully may, all right to have the Mortgaged Property, or any part thereof, marshaled upon any foreclosure hereof.

     SECTION 2.08. During the continuance of any Event of Default, and pending the exercise by the Mortgagee of its right to exclude the Mortgagor from all or any part of the Premises, the Mortgagor agrees to pay the fair and reasonable rental value for the use and occupancy of the Mortgaged Property, or any part thereof that is in its possession for such period, and upon default of any such payment, will vacate and surrender possession of the Mortgaged Property, or any part thereof, to the Mortgagee or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of the Premises for non-payment of rent, however designated.

     SECTION 2.09. In the event of any Event of Default hereunder and resulting foreclosure of the within Mortgage, any interest of the Mortgagor in any insurance policy insuring all or any portion of the Premises shall pass to the purchaser of the Premises at the time of foreclosure sale.

                              (End of Article II)

                                  ARTICLE III

                                 Miscellaneous

     SECTION 3.01. In the event any one or more of the provisions contained in this Mortgage or in the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Mortgagee, not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

     SECTION 3.02. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes three days after being sent by registered or certified mail, return receipt requested, to any party hereto at its address above stated (in the case of the Mortgagee, to the attention of Real Estate Banking Department) or at such other address of which any party shall have notified any other party giving such notice in writing as aforesaid.

     SECTION 3.03. All covenants hereof shall be construed as affording to the Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of Sections 254 and 273 of the Real Property Law of the State of New York, or any other applicable law.

     SECTION 3.04. All of the grants, terms, conditions, provisions and covenants of this Mortgage shall run with the land, shall be binding upon the Mortgagor and shall inure to the benefit of the Mortgagee, subsequent holders of this Mortgage and their respective successors and assigns. For the purpose of this Mortgage, the term "Mortgagor" shall include and refer to the mortgagor named herein, any subsequent owner of the Mortgaged Property, or any part thereof, and their respective heirs, executors, legal representatives, successors and assigns. If there is more than one Mortgagor, all their undertakings hereunder shall be deemed joint and several.

     SECTION 3.05. The enforcement of this Mortgage shall be governed, construed and interpreted by the laws of the State where the Premises are located. Nothing in this Mortgage, the Note or in any other agreement between the Mortgagor and the Mortgagee shall require the Mortgagor to pay, or the Mortgagee to accept, interest in an amount which would subject the Mortgagee to any penalty or forfeiture under applicable law. In the event that the payment of any charges, fees or other sums due hereunder or under the Note or any such other agreement, which are or could be held to be in the nature of interest and which would subject the Mortgagee to any penalty or forfeiture under applicable law, then, ipso facto, the obligations of the Mortgagor to make such payment shall be reduced to the highest rate authorized under applicable law. Should the Mortgagee receive any payment which is or would be in excess of the highest rate authorized under law, such payment shall have been, and shall be deemed to have been, made in error, and shall automatically be applied to reduce the outstanding balance of the Indebtedness.

     SECTION 3.06. This Mortgage and all of the terms, covenants, provisions, conditions and grants contained in this Mortgage cannot be altered, amended, waived, modified or discharged orally, and no executory agreement shall be effective to modify, waive or discharge, in whole or in part, anything contained in this Mortgage unless it is in writing and signed by the party against whom enforcement of the modification, alteration, amendment, waiver or discharge is sought.

     SECTION 3.07. The Mortgagor acknowledges that they have received a true copy of this Mortgage.

     SECTION 3.08. This Mortgage may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same mortgage.

     SECTION 3.09. All covenants hereof shall be construed as affording to the Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of any applicable law.

     SECTION 3.10. The information set forth on the cover hereof is hereby incorporated herein.

     SECTION 3.11. The Mortgagor expressly agree, intending that the Mortgagee rely thereon, that this Mortgage also shall constitute a "security agreement," as such term is defined in the Uniform Commercial Code in the jurisdiction wherein the Premises are situated (the "Code"). In accordance with Article 9 of the Uniform Commercial Code and Revised Article 9 thereof, the Mortgagor hereby authorizes the Mortgagee to file such financing statements or amendments thereof as may be necessary in the form provided in Article 9 of the Uniform Commercial Code and Revised Article 9 to perfect the security interests herein created in the collateral hereinafter described. The Mortgaged Property includes, and shall be deemed to include, inter alia, the Chattels and the Intangibles, regardless of whether they are held or hereafter acquired, of the Mortgagor in, to and under the Mortgaged Property. By executing and delivering this Mortgage, the Mortgagor have granted, in the same manner and with the same effect described in the Granting Clause hereof, to the Mortgagee, as additional security, a security interest in the Chattels and the Intangibles which are subject to the Code. If any Event of Default shall occur, the Mortgagee shall have, in addition to any and all other rights and remedies set forth in this Mortgage, and may exercise without demand, any and all rights and remedies granted to a secured party under the Code, including, but not limited to, the right to take possession of the Chattels and the Intangibles, or any part thereof, and the right to advertise and sell the Chattels and the Intangibles, or any part thereof, pursuant to and in accordance with the power of sale provided for in this Mortgage. The Mortgagor agrees that any notice of sale or other action intended by the Mortgagee with respect to the Chattels and the Intangibles, or any part thereof, shall constitute reasonable notice if it is sent to the Mortgagor not less than ten (10) days prior to any such sale or intended action. The proceeds of any such sale of the Chattels and the Intangibles, or any part thereof, shall be applied in the manner set forth in clauses First through Fourth of Section 2.02
(d) of this Mortgage.

     In  accordance  with Article 9 of the Uniform  Commercial  Code and Revised
Article 9 thereof, the Mortgagor hereby authorize the Mortgagee to file such financing statements or amendments thereof as may be necessary in the form provided in Article 9 of the Uniform Commercial Code and Revised Article 9 to perfect the security interests herein created in the collateral hereinafter described.

     SECTION 3.12. The Mortgagor agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of the Mortgage. In addition, Mortgagor waives any right to a trial by jury or to interpose a counterclaim in any action brought by the Mortgagee to enforce its rights under the Note or this Mortgage.

     SECTION 3.13. This Mortgage does not cover real property principally improved or to be improved by one or more structures containing in the aggregate more than six (6) residential dwelling units, each having their own separate cooking facilities.

     SECTION 3.14. The loan secured hereby was approved and extended by the Mortgagee, in part, in reliance upon the credit, financial capacity, and property management expertise of the Mortgagor. Accordingly, in the event that the Mortgagor shall either sell, convey or alienate the subject Premises or any part thereof, or any interest therein, the loan secured hereby shall become immediately due and payable.

     SECTION 3.15. The Mortgagee reserves the right to participate out any portion of the loan secured hereby. Accordingly, the Mortgagor hereby grant to the Mortgagee the right to distribute without further notice to the Mortgagor, and at the Mortgagee's sole discretion any information relative to this Mortgage or any document executed in connection therewith, including without limitation, costs estimates, income pro formas and financial statements, including, but not limited to, those supplied to the Mortgagee by the Mortgagor.

     SECTION 3.16. The Mortgagee may, in the event that the Mortgagee reasonably determines that the value of the Premises has decreased, require the Mortgagor to provide the Mortgagee with an appraisal or appraisals subsequent to the closing of the Loan, but not more than one (1) time in any calendar year. In the event that said appraisal or appraisals indicate that the value of Premises has decreased so that the loan to value ratio at that time is unacceptable to the Mortgagee, then the Mortgagor shall either (i) make payments to the Mortgagee reducing the amount of the Loan to a point where the loan to value ratio is acceptable to the Mortgagee; (ii) provide the Mortgagee with liens and/or security interests in such additional collateral in all respects satisfactory to the Mortgagee as will reduce the loan to value ratio to a percentage acceptable to the Mortgagee; or (iii) repay the Loan in full. All costs of such future appraisals shall be paid by the Mortgagor.

     SECTION 3.17. INTENTIONALLY OMITTED

     SECTION 3.18 Upon the occurrence of an Event of Default in the performance of any of the Mortgagor's covenants or agreements herein, the Mortgagee may, at its option, pay or perform the same and the amount or cost thereof, with interest at the Involuntary Rate, shall immediately be due from the Mortgagor to the Mortgagee. If the Mortgagor shall fail to perform any of its obligations under this Mortgage, then the Mortgagee may make advances to perform the same on its behalf and, to the extent that any such amounts or costs paid by the Mortgagee shall constitute payment of (i) taxes, charges or assessments which may be imposed by law upon the Premises; (ii) premiums on insurance policies covering the Premises; (iii) expenses incurred in upholding the lien of the Mortgage, including, but not limited to the expenses of any litigation to prosecute or defend the rights and lien created by the Mortgage; (iv) any amount, costs or charge to which the Mortgagee becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority; or (v) any amount pursuant to the provisions provided for herein that shall become effective after the occurrence of an Event of Default then, and in each such event, such amounts or costs, together with interest thereon at the Involuntary Rate, shall be added to the indebtedness secured hereby and shall be secured by the Mortgage .

     SECTION 3.19. If at any time Mortgagor believes that Mortgagee has not acted reasonably in granting or withholding any approval or consent under the Note, this Mortgage or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the loan secured hereby, as to which approval or consent either Mortgagee has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require Mortgagee to act reasonably, then Mortgagors' sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by Mortgagor against Mortgagee.

     SECTION 3.20. Anything in this Mortgage or the other Loan Documents (as defined below) to the contrary notwithstanding, Mortgagor shall indemnify and hold Mortgagee harmless and defend it at Mortgagor's sole cost and expense against any loss or liability, cost or expense (including without limitation, reasonable attorneys' fees and disbursements of Mortgagee's counsel whether in-house staff, retained firms, or otherwise) and all claims, actions, procedures and suits arising out of or in connection with (a) any ongoing matters arising out of the transaction contemplated by this Mortgage, the Note and any other document or instrument now or hereafter executed and/or delivered in connection with the Indebtedness (hereinafter referred to as the "Loan Documents") and the Indebtedness (including, but not limited to, all costs and any reappraisals of the Mortgaged Property or any other collateral for the Indebtedness), (b) any amendment to, or restructuring of, the Indebtedness and the Loan Documents, (c) any and all lawful action that may be taken by Mortgagee in connection with the enforcement of the provisions of this Mortgage or the Note or any of the other Loan Documents, whether or not suit is filed in connection with the same, or in connection with the Mortgagor, any Guarantor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding, and (d) the past, current and/or future sale or offering for sale of limited partnership interests in Mortgagor, including, without limitation, liabilities under any applicable securities or blue sky laws. All sums expended by Mortgagee shall be payable on demand and, until reimbursed by Mortgagor pursuant hereto, shall be deemed additional principal of the Indebtedness and shall bear interest at the penalty interest rate set forth in the Note.

     SECTION 3.21. Mortgagor acknowledge that Mortgagor's obligation to pay the debt in accordance with the provisions of the Note and this Mortgage is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise


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

constitute a defense to the Note or this Mortgage or the obligation of Mortgagor thereunder to pay the debt or the obligations of any other person relating to the Note or this Mortgage or the obligations of Mortgagor under the Note or this Mortgage or otherwise with respect to the loan secured hereby in any action or proceeding brought by Mortgagee to collect the debt, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Mortgage or any other document or instrument securing repayment of the debt, in whole or in part.

     SECTION 3.22. If any action or proceeding be commenced to collect the Note or enforce any of its provisions or the provisions of this Mortgage, Mortgagor expressly waive any and every right to interpose any counterclaim in any such action or proceeding except for mandatory counterclaims which will be waived if not asserted, and also irrevocably and unconditionally waives any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to the Note, this Mortgage and any other document or instrument now or hereafter executed and delivered in connection therewith or the loan secured by this Mortgage.

     SECTION 3.23. This Mortgage and the Note are subject to the express condition that at no time shall Mortgagor be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to liability as a result of being in excess of the maximum interest rate which Mortgagor are permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Note, Mortgagor are at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note.

     SECTION 3.24. Mortgagee shall, upon request of Mortgagor and upon payment of the obligation secured by the Mortgage and all customary and reasonable assignment and legal fees related thereto, assign this Mortgage to a party designated by Mortgagor.

     SECTION 3.25. Cross Default and Cross Collateralization. This Mortgage is cross-defaulted and cross-collateralized with each and every obligation of the Mortgagor due to the Mortgagee. Specifically, any event of default or default under any loan made by Mortgagee to the Mortgagor, or any other obligation of the Mortgagor or any guarantor in favor of the Mortgagee, shall be deemed an Event of Default hereunder. The loan and Note secured hereby, and any other obligation of the Borrower due to the Mortgagee, are hereby collateralized with the same security and collateral securing the said Note and any other loan or obligation due from Mortgagor to the Mortgagee.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties the date first above written.


                                         CVD EQUIPMENT CORPORATION,
                                         a New York corporation
                                         Mortgagor


 /s/ Martin J. Teitelbaum                By:  /s/ Glen Charles
-----------------------------------         -----------------------------------
witness                                     GLEN CHARLES,
                                            Secretary and CFO



                                         CAPITAL ONE, N.A.,
                                         Mortgagee


                                         By:  /s/ Gerard Waters
                                            -----------------------------------
                                            GERARD WATERS,
                                            Vice-President

State of New York         )
                          )        : ss.:
County of Suffolk         )


     On the 30th day of June, 2008, before me, the undersigned, personally appeared GLEN CHARLES, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed same in her capacity, and that by her signature in the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                      /s/ Jolanta Schmidt
                                   -----------------------------
                                   Notary Public





State of New York )
                           ) : ss.:
County of Suffolk )


     On the 30th day of June, 2008, before me, the undersigned, personally appeared GERARD WATERS personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed same in her capacity, and that by her signature in the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                       /s/ Jolanta Schmidt
                                    -----------------------------
                                    Notary Public

              CONSOLIDATION, EXTENSION AND MODIFICATION AGREEMENT


                              Dated: June 30, 2008

                                     between

                           CVD EQUIPMENT CORPORATION,
                             a New York corporation,
                               with an address at
                              1860 Smithtown Avenue
                           Ronkonkoma, New York 11779
                                (the "Mortgagor")

                                       and

                               CAPITAL ONE, N.A.,
                               having an office at
                              275 Broadhollow Road
                            Melville, New York 11747
                                (the "Mortgagee")


                              LOCATION OF PREMISES:


Street Address:                1117 Old Kings Highway
Town of:                       Saugerties
County of:                     Ulster
State of:                      New York
Section:                       17.4
Block:                         2
Lot:                           31


                       After recording, please return to:

                             ADELINA M. SKLYAR, ESQ.
               Ferro, Kuba, Mangano, Sklyar, Gacovino & Lake, P.C.
                                  21 Penn Plaza
                        360 West 31st Street, Suite 1100
                            New York, New York 10001

            This instrument was prepared by the above-named attorney.